Exhibit 99.1

Joint Press Release

FREYR and Alussa Energy Presents the FREYR Battery Board of Directors Ahead of Listing on New York Stock Exchange

Oslo, NORWAY and NEW YORK, June 21, 2021 – FREYR AS (FREYR), the Norway-based developer of clean, next-generation battery cell production capacity, and Alussa Energy Acquisition Corp. (Alussa Energy) have named eight directors to be appointed to the Board of Directors (Board) for FREYR Battery, a newly formed company created for the proposed business combination between FREYR and Alussa Energy. The Board shall assume its position with effect from the closing of the business combination.

The Board will support FREYR Battery in its ambition to become one of the leading producers of clean batteries to accelerate the decarbonization of transportation and energy systems across the globe.

The identified Directors represent a diverse set of experiences and backgrounds, all of whom believe in the mission of global decarbonization and development of sustainable energy solutions. The Board is carefully composed of business leaders from five different countries, including Norway, the United States, Hungary, Brazil and Argentina, providing the global perspectives that will guide FREYR Battery towards accomplishing its ambition of providing clean, efficient, low-carbon and low-cost battery cells.

The initial Board will comprise of the following Directors:

●	Torstein Dale Sjøtveit, FREYR, is the Executive Chairman and Founder of FREYR and has held various prior executive management positions including, CEO of Malaysian State-owned utility company Sarawak Energy Berhad and as Executive Vice President with Norsk Hydro ASA responsible for the company’s global upstream aluminum business.

●	German Curá, Tenaris and Alussa Energy, is the Vice-chairman of the Board of Directors of Tenaris. He is also a member of the Board for the American Institute for Steel and Iron and Alussa Energy.

●	Daniel Barcelo, Alussa Energy, is the Founder of Alussa Energy and has spent 25 years in international energy finance and emerging markets.

●	Jeremy Bezdek, Koch Industries, is the Managing Director of Koch Strategic Platforms (KSP) for Koch Industries, Inc. He has been with Koch companies for over 25 years. Bezdek also serves on the board of Wildcat Discovery Technologies.

●	Olaug Svarva, DNB and Norfund, was the CEO of The Government Pension Fund Norway - Folketrygdfondet - from January 2006 to February 2018 and is currently the Chair of DNB ASA, Norway’s largest financial institution, and Norfund, the Norwegian Investment Fund for developing countries.

●	Mimi Berdal, EMGS and Goodtech, is an attorney, a self-employed corporate adviser, lecturer and investor which has had various board and professional assignments in private, public and listed companies. Berdal is the Chair of the Board of Electromagnetic Geoservices (EMGS) ASA, a marine geophysical company, and Goodtech ASA, a Norwegian automation, power and industrial engineering company.

●	Monica Tiúba, Tenaris, is an attorney and accountant with 20 years of professional experience within corporate law, M&A, tax litigation and international banking. Tiuba is a member of the board of directors and chair of the audit committee of Tenaris.

●	Peter Matrai, FRYER and EDGE Global, is a director of FREYR and co-founder and managing partner at EDGE Global LLC, which offers scaling services to sustainability focused companies.

Torstein Dale Sjøtveit, the founder and executive chairman of FREYR, and FREYR Battery Board nominee, said; “I am very proud and humbled by having such a competent and diverse team joining the Board of Directors at FREYR Battery. We all share the same strategic vision for the company of developing a leading global position through partnering with technology providers, customers and suppliers to deliver low-cost battery cells with among the lowest carbon content in the world. We start delivering on our ambitions by building our first plants in Norway with a focus on the global ESS and commercial vehicle market and expect to expand our production footprint into other markets with scale and speed.”

Daniel Barcelo, Founder and Director of Alussa Energy, continued, “The FREYR Battery Board of Directors represents the full bandwidth of industry, technology and sustainability capabilities that are required to fully support the FREYR team in executing our joint goal of decarbonizing transportation and energy systems by delivering sustainable and cost-effective batteries.”

Jeremy Bezdek, Managing Director of KSP, the largest investor in FREYR Battery, commented, “The KSP mandate to pursue investments in innovative, differentiated companies involved in the transforming energy space has been a focus for us. We see the immense potential in FREYR’s business model and are eager to work with the company to grow these plans on a global scale. Our investment in FREYR provides KSP the opportunity to participate in the emerging EV and energy storage markets in a manner that will enable significant long-term value creation in different markets around the globe.”

Olaug Svarva, the Chair of DNB and Norfund, and independent nominee to the FREYR Battery Board, added, “The transformation of FREYR from an ambitious Norwegian clean battery start-up into a NYSE-listed company with global partners and a proven senior executive team is well underway. Sustainable energy solutions are the pathway to an emission-free future, and I could not be more excited to be working with a young, ambitious company set to make a lasting worldwide impact through the decarbonization of transport and energy systems. FREYR’s upcoming NYSE listing is a major milestone for Norway as an incubator of advanced process industry and renewable energy companies which help to accelerate the global energy transition.”

German Curá, the Vice-Chairman of Tenaris and director of Alussa Energy, said, “FREYR has built an incredibly well-equipped management team with leaders that have real hands-on experience from global business and project development. I truly appreciate the opportunity to help couple this deep Norwegian process industry know-how and the nation’s renewable energy surplus to unlock the potential to build a strong, growing and global sustainable industry. I’m looking forward to being part of that transition as a member of FREYR Battery’s Board of Directors.”

On 29 January 2021, FREYR announced that it will become a publicly listed company through a business combination with Alussa Energy. Subject to closing conditions being met, the combined company will be named “FREYR Battery” and its ordinary shares and warrants are expected to start trading on the New York Stock Exchange under the ticker symbol FREY upon closing. The Board of Directors will be appointed in accordance with the business combination agreement, which was approved by the extraordinary general meeting of FREYR on 16 February. Alussa Energy will hold its Special Meeting to approve the business combination on 30 June 2021.

Alussa Energy/FREYR Capital Markets Update Webcast

Alussa Energy and FREYR will jointly host a virtual Capital Markets Update at 10:00 a.m. Eastern Time on June 22, 2021 to discuss items related to the business combination and provide an update on business activities at FREYR. In addition, the webcast will feature Jarand Rystad, CEO of Rystad Energy, who will provide the firm’s macro outlook for global energy transition trends and the battery industry. Visit the ‘Investors’ section at both www.freyrbattery.com and www.alussaenergy.com for more information.

About FREYR AS

FREYR plans to develop up to 43 GWh of battery cell production capacity by 2025 to position the company as one of Europe’s largest battery cell suppliers. The facilities will be located in the Mo i Rana industrial complex in Northern Norway, leveraging Norway’s highly skilled workforce and abundant, low-cost renewable energy sources from hydro and wind in a crisp, clear and energized environment. FREYR will supply safe, high energy density and cost competitive clean battery cells to the rapidly growing global markets for electric vehicles, energy storage, and marine applications. FREYR is committed to supporting cluster-based R&D initiatives and the development of an international ecosystem of scientific, commercial, and financial stakeholders to support the expansion of the battery value chain in our region. For more information, please visit www.freyrbattery.com.

About Alussa Energy Acquisition Corp.

Alussa Energy is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. While Alussa Energy may pursue an acquisition opportunity in any industry or sector, Alussa Energy intends to focus on businesses across the entire global energy supply chain. For more information, please visit: https://www.alussaenergy.com.

Contact information

FREYR

Steffen Føreid, CFO, +47 9755 7406, steffen.foreid@freyrbattery.com

Harald Bjørland, Investor Relations, +47 908 58 221, hb@crux.no

Hilde Rønningsen, Director of Communications,+47 453 97 184, hilde.ronningsen@freyrbattery.com

Alussa Energy

Chi Chow, Alussa Energy, Strategy & Investor Relations, +1 929-303-6514, cchow@alussaenergy.com

Important Information about the Transaction and Where to Find It

In connection with the transaction, Alussa Energy and Pubco have filed and will file relevant materials with the SEC, including a Form S-4 registration statement filed by Pubco on March 26, 2021 and amended on May 7, May 27, 2021 and June 9, 2021 (the “S-4”), which includes a prospectus with respect to Pubco’s securities to be issued in connection with the proposed business combination and a proxy statement (the “Proxy Statement”) with respect to Alussa Energy’s shareholder meeting at which Alussa Energy’s shareholders will be asked to vote on the proposed Business Combination and related matters. ALUSSA ENERGY SHAREHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE S-4 AND THE AMENDMENTS THERETO AND OTHER INFORMATION FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION, AS THESE MATERIALS CONTAIN IMPORTANT INFORMATION ABOUT ALUSSA ENERGY, PUBCO, FREYR AND THE TRANSACTION. The S-4 was declared effective on June 14, 2021 and the definitive Proxy Statement contained in the S-4 and other relevant materials for the transaction have been mailed to shareholders of Alussa Energy as of April 30, 2021. The preliminary S-4 and Proxy Statement, the final S-4 and definitive Proxy Statement and other relevant materials in connection with the transaction, and any other documents filed by Alussa Energy with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to Alussa Energy Acquisition Corp. at c/o PO Box 500, 71 Fort Street, Grand Cayman KY1-1106, Cayman Islands.

Participants in the Solicitation

Alussa Energy, Pubco and FREYR and certain of their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the shareholders of Alussa Energy in favor of the approval of the business combination. Shareholders of Alussa Energy and other interested persons may obtain more information regarding the names and interests in the proposed transaction of Alussa Energy’s directors and officers in Alussa Energy’s filings with the SEC, including Alussa Energy’s annual report on form 10-K for the year-ended December 31, 2020, which was filed with the SEC on March 1, 2021 and amended on May 6, 2021, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Additional information regarding the interests of such potential participants are also included in the registration statement and other relevant documents filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

No Assurances

There can be no assurance that the transaction will be completed, nor can there be any assurance, if the transaction is completed, that the potential benefits of combining the companies will be realized.

Forward-looking Statements

Certain statements made in this press release, and certain oral statements made by representatives of Alussa Energy, Pubco and FREYR and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Alussa Energy’s, Pubco’s and FREYR’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations with respect to, the appointment of the nominated directors, the production of clean and cost-effective batteries, the plan to deliver 43 GWh of next-generation battery cell manufacturing capacity, potential partnerships with technology providers, customers and suppliers to deliver clean and low-cost battery cells, the expansion into other markets with scale and speed, the listing of Pubco’s common stock and warrants on the New York Stock Exchange and the closing of the business combination. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of Alussa Energy, Pubco or FREYR and are difficult to predict. Factors that may cause such differences include, but are not limited to: the inability to consummate the transaction due to failure to obtain approval of the shareholders of Alussa Energy; the inability to obtain the listing of Pubco’s common stock and warrants on the New York Stock Exchange following the transaction; the failure of capital to be delivered in the business combination; the failure to appoint the nominated directors, the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction; the inability to recognize anticipated benefits of the proposed business combination; the possibility that Alussa Energy, Pubco or FREYR may be adversely affected by other economic, business, and/or competitive conditions that might lead to, among other things, a failure to develop clean and cost-effective batteries, deliver on the targeted battery cell manufacturing capacity, leverage Norway’s perceived advantages in renewable energy, build collaborations with technology providers, customers and suppliers and expand into other markets; and other risks and uncertainties identified in the registration/proxy statement relating to the transaction, including those under “Risk Factors” therein, and in other filings with the SEC made by Alussa Energy, Pubco and FREYR. Alussa Energy, Pubco and FREYR caution that the foregoing list of factors is not exclusive, and caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. None of Alussa Energy, Pubco or FREYR undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law.